UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 17, 2007
Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA	95014
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (408) 517-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 23.01
EXHIBIT 99.01

Item 8.01. Other Events.
     We are filing this Current Report on Form 8-K for the purpose of incorporating the contents of this report in the Registration Statement on Form S-8 that we intend to file on December 17, 2007.
Expansion of Reportable Segments
     Beginning in the first quarter of fiscal 2008, we added an additional segment called Altiris that consists of the products we acquired as a result of our April 2007 acquisition of Altiris, Inc. We also moved (1) our GhostTM, pcAnywhereTM, and LiveStateTM Delivery products from the Security and Data Management segment to the Altiris segment and (2) our Managed Security Services and DeepSight products and services from the Security and Data Management segment to the Services segment. In addition, following implementation of our new enterprise resource planning system completed during the December 2006 quarter, we refined the methodology of allocating maintenance revenues among our enterprise segments. The maintenance analysis largely impacts our Data Center Management segment to the offsetting detriment of our Security and Data Management segment. During the September 2007 quarter, we continued to refine our segment structure, and recast certain amounts from the Services segment to the Security and Data Management segment.
     Pursuant to guidance provided by the Securities and Exchange Commission, we have recast in Exhibit 99.01 filed with this Current Report on Form 8-K the following items that were contained in our Annual Report on Form 10-K for the year ended March 30, 2007 (“Annual Report”), to reflect these changes in reportable segments: Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8, “Financial Statements and Supplementary Data.” The information included in and with this Current Report on Form 8-K is presented for information purposes only in connection with these changes in our reportable segments. There is no change to our previously reported consolidated operating results, financial condition or cash flows. The changes to Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” are to refer to the consolidated operating segment structure that we adopted in fiscal 2008, and to report Net revenues consistently with this presentation. The changes to Item 8, “Financial Statements and Supplementary Data,” are to amend Notes 4, 15 and 17 to report Net revenues, Operating income (loss), Depreciation and amortization expense and Goodwill for our reportable segments consistently with this presentation.
     In Item 1, “Business,” of our Annual Report, in the subsection entitled “Operating Segments and Products,” we refer to our having viewed our business in five operating segments and to the fact that beginning in the June 2007 quarter, we would (1) add an additional segment called Altiris consisting of the products we acquired as a result of our April 2007 acquisition of Altiris, Inc. and move our Ghost, pcAnywhere, and LiveState Delivery products from the Security and Data Management segment to the Altiris segment and (2) move our Managed Security Services and DeepSight products and services from the Security and Data Management segment to the Services segment. We are now operating in the reportable segments that we indicated would become effective in the June 2007 quarter.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Title or Description

23.01	Consent of Independent Registered Public Accounting Firm

99.01	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of Symantec Corporation, as of March 31, 2007 and 2006 and for each of the three years in the period ended March 31, 2007, reflecting the change in reportable segments, and including the Report of Independent Registered Public Accounting Firm dated May 23, 2007, except as to Note 4, 15 and 17 which is as of December 17, 2007.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation

Date: December 17, 2007	By:	/s/ James A. Beer James A. Beer
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Exhibit Title or Description

23.01	Consent of Independent Registered Public Accounting Firm

99.01	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of Symantec Corporation, as of March 31, 2007 and 2006 and for each of the three years in the period ended March 31, 2007, reflecting the change in reportable segments, and including the Report of Independent Registered Public Accounting Firm dated May 23, 2007, except as to Note 4, 15 and 17 which is as of December 17, 2007.

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